UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2019

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 13, 2019, the Executive Compensation Committee of Sonoco’s Board of Directors approved the following equity awards under the Sonoco Products Company 2014 Long-Term Incentive Plan:

	Stock-Settled Stock Appreciation Rights	Restricted Stock Units	Performance Contingent Restricted Stock Unit Awards
Name			Threshold	Target	Maximum
R. C. Tiede	98,796	14,239	14,633	29,265	58,530
B. L. Saunders[1]	—	—	—	—	—
R. H. Coker	30,121	4,342	4,462	8,923	17,846
R. D. Fuller	30,121	4,342	4,462	8,923	17,846
A. H. McLeland[1]	—	—	—	—	—
All other officers	74,252	10,704	10,998	21,996	43,992

¹ B.L. Saunders and A.H. McLeland did not receive awards due to their scheduled retirements effective April 1, 2019.

Stock-Settled Stock Appreciation Rights
Stock-settled stock appreciation rights (“SSARs”) provide executive officers and other key management employees the right to receive shares of the Company’s common stock equal to the appreciation in share price above the closing price after the awards have vested. The material terms and conditions are as follows:

Grant Features

Grant Type:	Stock-Settled Stock Appreciation Rights

Exercise Price:	February 13, 2019 closing price of the Company's stock on the New York Stock Exchange of $60.77 per common share

Exercise Term:	10 years from date of grant; expiration date February 13, 2029.

Vesting:
33% vested on February 13, 2020, 33% vested on February 13, 2021, and 34% vested on February 13, 2022. Unvested SSARs are cancelled upon termination of employment, except in the case of death, disability, or involuntary (or good reason) termination within two years of a Change in Control that meets the criteria of Internal Revenue Code (“IRC”) Section 409A and the regulations thereunder, in which case, unvested SSARs will immediately vest upon the date of termination.

Clawback Policy:
It is Sonoco’s policy that, if Sonoco is required to restate its financial results because of its material noncompliance with any financial reporting requirement under the securities laws, Sonoco’s Executive Compensation Committee will review all awards or payments of any form of bonus or incentive-based compensation made to current and former executive officers of Sonoco within the three-year period immediately preceding the date on which Sonoco is required to prepare the restatement.  If the Committee determines that any such bonus and incentive awards or payments were based on erroneous data and would have been lower had they been calculated based on the restated results, and further determines that fraud, gross negligence, or intentional misconduct by any such executive officer was a contributing factor to Sonoco’s having to restate its financial results, the Committee will review the facts and circumstances of such actions and, to the extent permitted by applicable law, may seek to recover for the benefit of Sonoco the difference between the amounts awarded or paid and the amounts that would have been awarded or paid based on the restated results.

Exercise Period at Termination

Death:	Longer of remaining term of SSAR or one year.

Disability:	Longer of remaining term of SSAR or one year from termination following total disability.

Retirement:
Shorter of remaining term of SSAR or five years from retirement provided the employee does not accept employment (without prior approval from Sonoco) that violates their signed Employee Agreement; violation results in forfeiture of all remaining shares.

Termination without cause:	Three month exercise period for vested awards after expiration of any blackout period (if applicable)

Termination for cause:	Immediate cancellation of all awards

Change in Control:	Shorter of remaining term of SSAR or one year from an involuntary (or good reason) termination within two years of a Change in Control

Allowable Exercise Provisions

•	Withholding of shares to pay taxes.

•	Receive stock certificate for value of SSAR or have certificate sent to company approved broker for addition to personal account or sale for cash.

•	For individuals (SEC Section 16) subject to a blackout period, there is a 30 day term extension if SSAR expiration date falls during a blackout period.

•	All SSARs issued under this program are subject to all terms and conditions of the shareholder approved 2014 Long-Term Incentive Plan.

Restricted Stock Units
Restricted stock units (“RSUs”) provide executive officers and other key management employees the right to receive full-value shares of the Company’s common stock on the date that the awards vest at no cost to the employee. The material terms and conditions are as follows:

Grant Features

Grant Type:	Restricted Stock Units

RSU Price:	Fair Market Value on February 13, 2019 (Closing price on New York Stock Exchange)

Vesting:
33% vested on February 13, 2020, 33% vested on February 13, 2021, and 34% vested on February 13, 2022. Unvested RSUs are cancelled upon termination of employment, except in the case of death, disability, or involuntary (or good reason) termination within two years of a Change in Control that meets the criteria of Internal Revenue Code (“IRC”) Section 409A and the regulations thereunder, in which case, unvested RSUs will immediately vest upon the date of termination.

Clawback Policy:
It is Sonoco’s policy that, if Sonoco is required to restate its financial results because of its material noncompliance with any financial reporting requirement under the securities laws, Sonoco’s Executive Compensation Committee will review all awards or payments of any form of bonus or incentive-based compensation made to current and former executive officers of Sonoco within the three-year period immediately preceding the date on which Sonoco is required to prepare the restatement.  If the Committee determines that any such bonus and incentive awards or payments were based on erroneous data and would have been lower had they been calculated based on the restated results, and further determines that fraud, gross negligence, or intentional misconduct by any such executive officer was a contributing factor to Sonoco’s having to restate its financial results, the Committee will review the facts and circumstances of such actions and, to the extent permitted by applicable law, may seek to recover for the benefit of Sonoco the difference between the amounts awarded or paid and the amounts that would have been awarded or paid based on the restated results.

Dividends and Stock Splits:
Dividend equivalents will not be credited to unvested RSUs. The number of RSUs will be adjusted for stock dividends and stock splits and other corporate events set forth in Section 11.2 of the 2014 Long-Term Incentive Plan.

Termination of Employment:
Unvested RSUs are cancelled upon termination of employment, except in the case of death, disability, or involuntary (or good reason) termination within two years of a Change in Control that meets the criteria of Internal Revenue Code (“IRC”) Section 409A and the regulations thereunder, in which case, unvested RSUs will immediately vest upon the date of termination.

Miscellaneous

•	Officers may elect to defer receipt of shares from vested RSUs until six months following separation from service, subject to the requirements of Section 409A of the Code.

•	Non-officers may not elect to defer receipt of vested RSUs.

•	Tax withholding may be paid by the recipient in cash or by having shares withheld from the award settlement.

•	RSUs do not have voting rights.

•	All RSUs issued under this program are subject to all terms and conditions of the shareholder approved 2014 Long-Term Incentive Plan.

Performance Contingent Restricted Stock Unit Awards
The material terms and conditions of the 2019 grants of performance contingent restricted stock units (“PCSUs”) are as follows:

Grant Features

Grant Date:	February 13, 2019

Plan Structure:	3-year performance plan

Performance Cycle:	January 1, 2019 through December 31, 2021

Payout:	Goals will be established for three levels of performance: acceptable, superior and outstanding.
• 200% of target shares vest if outstanding (maximum) performance is achieved after three years
• 100% of target shares vest if superior (target) performance is achieved after three years
• 50% of target shares vest if acceptable (threshold) performance is achieved after three years
• If performance levels fall below threshold achievement, participants forfeit awards for that performance period.

Measures:	Three-year Cumulative Growth in Adjusted BEPS	40% weighting
	Average 3 year RONAE	60% weighting

Clawback Policy:
It is Sonoco’s policy that, if Sonoco is required to restate its financial results because of its material noncompliance with any financial reporting requirement under the securities laws, Sonoco’s Executive Compensation Committee will review all awards or payments of any form of bonus or incentive-based compensation made to current and former executive officers of Sonoco within the three-year period immediately preceding the date on which Sonoco is required to prepare the restatement.  If the Committee determines that any such bonus and incentive awards or payments were based on erroneous data and would have been lower had they been calculated based on the restated results, and further determines that fraud, gross negligence, or intentional misconduct by any such executive officer was a contributing factor to Sonoco’s having to restate its financial results, the Committee will review the facts and circumstances of such actions and, to the extent permitted by applicable law, may seek to recover for the benefit of Sonoco the difference between the amounts awarded or paid and the amounts that would have been awarded or paid based on the restated results.

Other Award Provisions

Dividends and Stock Splits:
Dividend equivalents will not be credited to unvested PCSUs. The number of PCSUs will be adjusted for stock dividends and stock splits and other corporate events set forth in Section 11.2 of the 2014 Long-Term Incentive Plan.

Termination of Employment:	Except as provided below, no PCSUs will vest if an individual is not employed by Sonoco at the end of the performance period (December 31, 2021).

In the event of termination, for reasons other than due to death, disability or retirement, the participant will forfeit all unvested PCSUs. If the participant terminates due to death, disability, or retirement during the three-year performance period, the participant will be entitled to a settlement of any PCSUs that would otherwise vest at the end of the three-year performance period on a prorated basis equal to the time employed during the performance period. The PCSUs to be vested will be calculated on the date of such termination. Participants who leave the company for other reasons will forfeit all awards. Any vested PCSUs that were not subject to a deferral election will be settled at the regular time.

Sale, Divestitures and/or acquisition:
The impact of corporate transactions such as acquisitions and divestitures will be evaluated by the Compensation Committee to ensure that plan payouts correlate to the effort and results of the business and are consistent with the original intent of the performance goals.The purpose of any adjustments made by the Compensation Committee will not be to modify the potential payouts, but to ensure that the impacts of any such events on the achieved performance results are taken into consideration to assure the actual awards earned fairly reflect the performance achieved during the performance period consistent with the conditions anticipated at the time of the grant.

In the event of a divestiture, the Committee may determine it is appropriate to take into account the estimated impact of a divested business on the performance metrics for the time period subsequent to its disposition and/or other unanticipated impacts.

Not precluding other adjustments by the Compensation Committee, the RONAE goals will be adjusted down for every dollar of capital investment made in acquisitions at an effective rate of 0.18% for every $100 million of acquisition investment multiplied by the percent of time remaining in the three-year performance cycle as of the date of the acquisition.

Change in Control:
Upon consummation of a Change in Control that meets the criteria of Internal Revenue Code (“IRC”) Section 409A and the regulations thereunder, all unvested PCSUs will vest at Target on a prorata basis if the Change in Control occurs during the 3-year Performance Period. A lump sum payment equal to the aggregate Fair Market Value of the PCSU (using the weighted average stock price on the last trading day immediately preceding the Change in Control) will be issued to the participant, within 30 days following the Change in Control unless the PCSUs were subject to a deferral election. In such event, payment of the PCSUs will be paid out at the earliest permitted under Code section 409A (and in accordance with any deferral elections previously made).

Extraordinary Items and/or Unusual or Non-recurring charges:
The Compensation Committee may find it necessary to adjust performance results to include or exclude one or more components of any performance measure, such as restructuring or impairment charges, foreign exchange, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. The purpose of any adjustments made by the Committee will not be to modify the potential payouts, but to ensure that such events do not significantly impact the results of the incentive plan, negatively or positively, in an unintended manner.

Miscellaneous

•	Officers may elect to defer receipt of shares from vested PCSUs until six months following separation from service, subject to the requirements of Section 409A of the Code.

•	Non-officers may not elect to defer receipt of vested PCSUs.

•	Tax withholding may be paid by the recipient in cash or by having shares withheld from the award settlement.

•	PCSUs do not have voting rights.

•	All PCSUs issued under this program are subject to all terms and conditions of the shareholder approved 2014 Long-Term Incentive Plan.

Measurement Scales
The financial performance measures used to determine the number of performance units vested and their weightings are the three-year average annual base earnings per share growth rate ("BEPSGR1,2), weighted 40%, and the average return on net assets employed (“RONAE”), after adjusting to exclude certain items, weighted 60%.
The targets for the January 1, 2019 through December 31, 2021 performance cycle are as follows:

	Threshold	Target	Maximum
Average annual base earnings per share growth rate (BEPSGR)	1.5%	5.2%	7.0%
Average Three-Year RONAE[3]	10.9%	11.8%	12.1%

[1]	Base earnings and base earnings per share ("BEPS") used to determine the BEPSGR and RONAE is adjusted to exclude non-service pension and post retirement cost changes.

[2]
Base Earnings Per Share Growth Rate (BEPSGR) is the compounded annual growth rate represented by the cumulative BEPS (as adjusted to exclude certain items) for the three years of the measurement period, relative to BEPS for the most-recently completed year preceding the grant date. Sonoco intends to reward performance based on predetermined BEPS growth rate goals. Should any year's financial statement results be restated, including financial statement results for the most recently completed year preceding the grant date, the BEPSGR will be calculated using such restated results.

[2]
Required performance levels will be adjusted to reflect capital invested in acquisitions over the three-year period. The RONAE goals will be adjusted down at an effective rate of 0.18% per $100 Million of acquisition investment multiplied by the percent of time remaining in the three-year performance cycle as of the date of the acquisition.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: February 19, 2019	By:	/s/ Barry L. Saunders
Barry L. Saunders
Senior Vice President and Chief Financial Officer